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                                                                    Exhibit 3.20

         DOMESTIC LIMITED LIABILITY COMPANY CERTIFICATE OF ORGANIZATION

                                                FEDERAL EMPLOYER IDENTIFICATION
                                                NO.____________________________

1.   The name of the limited liability company:________________________________
     __________________________________________________________________________

2. The street address of the office in Massachusetts at which the limited liability company's records will be maintained:
     __________________________________________________________________________
     __________________________________________________________________________

3a.  The general character of its business is:_________________________________
     __________________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________

3b. If the limited liability company is organized to render a professional service, the service to be rendered, and the name and address of each member or manager who will render a service in Massachusetts are as follows:__________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________

     The limited liability company will abide by and be subject to any conditions or limitations established by any regulating board, including the provisions of liability insurance required by Chapter 156C, Section 65.

     This Certificate or Organization is accompanied by a certificate from the applicable regulating board certifying that each member or manager who will render a professional service in Massachusetts is duly licensed.

4.   The latest date of dissolution, if any:___________________________________
     __________________________________________________________________________

5. The name and business address of the agent for service of process required to be maintained by M.G.L. Chapter 156C, Section 5 is: CT Corporation System, 101 Federal Street, Boston, Massachusetts 02110
     __________________________________________________________________________

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6.   The name and business address, if different from the office location, of each manager is as follows:

              NAME                                    BUSINESS ADDRESS
____________________________________       ____________________________________
____________________________________       ____________________________________
____________________________________       ____________________________________
____________________________________       ____________________________________
____________________________________       ____________________________________
____________________________________       ____________________________________

7. The name and business address, if different from the office location, of any person in addition to the manager, who is authorized to execute documents to be filed with the Division is as follows:

              NAME                                    BUSINESS ADDRESS
____________________________________       ____________________________________
____________________________________       ____________________________________
____________________________________       ____________________________________
____________________________________       ____________________________________
____________________________________       ____________________________________
____________________________________       ____________________________________

8. The name and business address, if different from the office location, of the person, if any, authorized to execute, acknowledge, deliver and record any recordable instrument purporting to affect an interest in real property is:_______________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________

9. Other matters the authorized persons have determined to include are as follows:__________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________

DATED ___________________________

                                        _______________________________________
                                        (Name of Limited Liability Company)

                                        By:____________________________________

                                        _______________________________________
                                                     (Print Name)